EXHIBIT 99.1

For Immediate Release

IBEX Announces $30 Million Share Repurchase Program

WASHINGTON, September 18, 2023 -- IBEX Limited (Nasdaq: IBEX), a leading provider of global business process outsourcing and end-to-end customer engagement technology solutions, today announced that it will commence a stock repurchase program beginning September 18, 2023. The board of directors (the “Board”) has authorized a share repurchase plan under which the Company may repurchase up to $30 million of its shares over the next 6 months (the “Share Repurchase Program”).

“This share repurchase program reflects the Board’s and Management’s strong confidence in ibex, the value that has been created and the growth trajectory we see for our business over the long term,” said ibex Chief Executive Officer Bob Dechant. “We believe the current market value of our shares does not accurately reflect the value of the Company and represents a remarkable opportunity to repurchase shares and deliver value to our shareholders."

The Company's proposed repurchases may be made from time to time through open market transactions at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on the market conditions and in accordance with applicable rules and regulations. The timing and dollar amount of repurchase transactions will be subject to the Securities and Exchange Commission (the “SEC”) Rule 10b-18 and/or Rule 10b5-1 requirements.

The Board will review the Share Repurchase Program periodically and may authorize adjustment of its terms and size or suspend or discontinue the program. The Company expects to fund the repurchases under this program with its existing cash balance. The repurchase program will be executed consistent with the Company’s capital allocation strategy, which will continue to prioritize aggressive investments to grow the business.

The repurchase program does not obligate the Company to acquire any particular amount of ordinary shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion.

About ibex

ibex helps the world’s preeminent brands more effectively engage their customers with services ranging from customer support, technical support, inbound/outbound sales, business intelligence and analytics, digital demand generation, and CX surveys and feedback analytics.

Forward Looking Statements

In addition to historical information, this release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, and our strategies, priorities and business plans. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could impact our actual results include: developments relating to COVID-19; our ability to attract new business and retain key clients; our ability to enter into multi-year contracts with our clients at appropriate rates; the potential for our clients or potential clients to consolidate; our clients deciding to enter into or further expand their insourcing activities; our ability to operate as an integrated company under the ibex brand; our ability to manage portions of our business that have long sales cycles and long implementation cycles that require significant resources and working capital; our ability to manage our international operations, particularly in Pakistan and the Philippines and increasingly in Jamaica and Nicaragua; our ability to comply with applicable laws and regulations, including those regarding privacy, data protection and information security; our ability to manage the inelasticity of our labor costs relative to short-term movements in client demand; our ability to realize the anticipated strategic and financial benefits of our relationship with Amazon; our ability to recruit, engage, motivate, manage and retain our global workforce; our ability to anticipate, develop and implement information technology solutions that keep pace with evolving industry standards and changing client demands; our ability to maintain and enhance our reputation and brand; and other factors discussed under the heading “Risk Factors” in our annual report on Form 20-F filed with the U.S. Securities and Exchange Commission on October 14, 2021 and any other risk factors we include in subsequent reports on Form 6-K. Because of these uncertainties, you should not make any investment decisions based on our estimates and forward-looking statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements for any reason after the date of this press release whether as a result of new information, future events or otherwise.

Investor Contact: Michael Darwal, Executive Vice President, Investor Relations, ibex, Michael.Darwal@ibex.co

Media Contact: Dan Burris, Senior Director, PR & Communications, ibex, Dan.Burris@ibex.co